EXHIBIT 4.19

KB HOME,
Company,

THE EXISTING GUARANTORS PARTY HERETO,
Guarantors,

KB HOME TUCSON INC.
Additional Guarantor,

and
REGIONS BANK,
Trustee

_______________

TWELFTH SUPPLEMENTAL INDENTURE

_______________
Dated as of January 19, 2023

THIS TWELFTH SUPPLEMENTAL INDENTURE (this “Twelfth Supplemental Indenture”) is dated as of January 19, 2023 and is executed by and among KB Home, a Delaware corporation (“Company”), the Existing Guarantors (as defined below) and KB HOME Tucson Inc., an Arizona corporation (“Additional Guarantor”), and Regions Bank (successor to U.S. Bank Trust Company, National Association), as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company, the guarantors party thereto and the Trustee have heretofore executed and delivered an Indenture dated as of January 28, 2004 (the “Original Indenture”), providing for the issuance by the Company from time to time of its Securities (as defined in the Original Indenture), a First Supplemental Indenture dated as of January 28, 2004 (the “First Supplemental Indenture”), a Second Supplemental Indenture dated as of June 30, 2004 (the “Second Supplemental Indenture”), a Third Supplemental Indenture dated as of May 1, 2006 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of November 9, 2006 (the “Fourth Supplemental Indenture”), a Fifth Supplemental Indenture dated as of August 17, 2007 (the “Fifth Supplemental Indenture”), a Sixth Supplemental Indenture dated as of January 30, 2012 (the “Sixth Supplemental Indenture”), a Seventh Supplemental Indenture dated as of January 11, 2013 (the “Seventh Supplemental Indenture”), an Eighth Supplemental Indenture dated as of March 12, 2013 (the “Eighth Supplemental Indenture”), a Ninth Supplemental Indenture dated as of February 28, 2014 (the “Ninth Supplemental Indenture”), a Tenth Supplemental Indenture dated as of January 22, 2019 (the “Tenth Supplemental Indenture”), and an Eleventh Supplemental Indenture dated as of January 20, 2022 (the “Eleventh Supplemental Indenture”); the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, and this Twelfth Supplemental Indenture, is hereinafter called the “Indenture”, which term shall include the terms and provisions of each series of Securities established from time to time pursuant to Section 301 of the Original Indenture;

WHEREAS, pursuant to Articles Two and Three of the Original Indenture, the Company has established (i) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of February 20, 2019, the form and terms of a series of the Company’s Securities designated the “6.875% Senior Notes due 2027” (“2027 Notes”), (ii) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of November 4, 2019, the form and terms of a series of the Company’s Securities designated the “4.800% Senior Notes due 2029” (“2029 Notes”), (iii) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of June 9, 2021, the form and terms of a series of the Company’s Securities designated the “4.00% Senior Notes due 2031” (“2031 Notes”), and (iv) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of June 22, 2022, the form and terms of a series of the Company’s Securities designated the “7.250% Senior Notes due 2030” (“2030 Notes” and, together with the 2027 Notes, the 2029 Notes, and the 2031 Notes, “Senior Notes”) (the Officers’ Certificates and Guarantor’s Officers’ Certificates referred to in clauses (i), (ii), (iii) and (iv) of this paragraph are hereinafter called, together, “Existing Certificates”);

WHEREAS, concurrently with the execution and delivery of this Twelfth Supplemental Indenture, the Additional Guarantor is, pursuant to an Instrument of Joinder to the Subsidiary Guaranty (“Joinder”), guaranteeing the obligations of the Company under that certain Fourth Amended and Restated Revolving Loan Agreement, dated as of February 18, 2022, between the Company, the banks party thereto and Citibank, N.A. as Administrative Agent, as may be amended from time to time (“Revolving Loan Agreement”; and the date of the Joinder’s effectiveness, “Effective Date”);

WHEREAS, the Company, the Existing Guarantors and the Additional Guarantor wish to amend and supplement the Indenture to provide for the Additional Guarantor to become a Guarantor under the Indenture and to guarantee the obligations of the Company under the Indenture and the Securities (including, without limitation, the Senior Notes) issued thereunder from time to time and any Coupons appertaining thereto, and otherwise to modify the Indenture on the terms set forth in this Twelfth Supplemental Indenture; and

WHEREAS, the Company has by Company Order dated the date hereof instructed the Trustee to execute and deliver this Twelfth Supplemental Indenture pursuant to the terms of the Original Indenture, and all requirements necessary to make this Twelfth Supplemental Indenture a valid instrument in accordance with its terms have been performed and the execution and delivery of this Twelfth Supplemental Indenture have been duly authorized in all respects by the Company, each of the Existing Guarantors and the Additional Guarantor.

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Existing Guarantors, the Additional Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders (as defined in the Original Indenture) of the Securities or any series thereof and any Coupons, as follows:

SECTION 1.     Definitions.

(a)    Terms used herein and not defined herein have the meanings ascribed to such terms in the Original Indenture.

(b)    As used in this Twelfth Supplemental Indenture, the terms “2027 Notes,” “2029 Notes,” “2030 Notes,” “2031 Notes,” “Additional Guarantor,” “Existing Certificates,” “Joinder,” “Effective Date,” “Original Indenture,” “First Supplemental Indenture,” “Second Supplemental Indenture,” “Third Supplemental Indenture,” “Fourth Supplemental Indenture,” “Fifth Supplemental Indenture,” “Sixth Supplemental Indenture,” “Seventh Supplemental Indenture,” “Eighth Supplemental Indenture,” “Ninth Supplemental Indenture,” “Tenth Supplemental Indenture,” “Eleventh Supplemental Indenture,” “Twelfth Supplemental Indenture,” “Indenture,” “Senior Notes,” “Trustee” and “Company” have the meanings specified in the recitals hereto and in the paragraph preceding such recitals; and the term “Existing Guarantors” means KB HOME Coastal Inc., KB HOME Greater Los Angeles Inc., KB HOME Sacramento Inc., and KB HOME South Bay Inc., each a California corporation, and KB HOME Las Vegas Inc. and KB HOME Reno Inc., each a Nevada corporation, and KB HOME Colorado Inc., a Colorado corporation, and KB HOME Lone Star Inc. and KBSA, Inc., each a Texas corporation, and KB HOME Phoenix Inc., an Arizona corporation, and KB HOME Florida LLC, KB HOME Fort Myers LLC, KB HOME Jacksonville LLC, KB HOME Treasure Coast LLC, KB HOME Orlando LLC, and KBHPNW LLC, each a Delaware limited liability company.

SECTION 2.    Guarantee. The parties hereto covenant and agree that, from and after the Effective Date:

(a)    the Additional Guarantor shall be a Guarantor under the Indenture as if the Additional Guarantor was an original signatory thereto and an original Guarantor named therein;

(b)    without limitation of the other provisions of this Section 2, the Additional Guarantor shall be a Guarantor under the Indenture with respect to all of the Securities issued and outstanding thereunder from time to time (including, without limitation, the Senior Notes) and any Coupons appertaining thereto on and subject to the terms and provisions of the Indenture (including, without limitation, the terms and provisions of the Existing Certificates);

(c)    without limitation of the other provisions of this Section 2, the Additional Guarantor agrees that the Indenture constitutes a valid and binding obligation of the Additional Guarantor, enforceable against the Additional Guarantor in accordance with its terms;

(d)    without limitation of the other provisions of this Section 2, the Additional Guarantor agrees to perform and to comply with all of the covenants and agreements of a Guarantor in the Indenture and each of the Existing Certificates, in each case as if the Additional Guarantor were an original signatory thereto and an original Guarantor named therein; and

(e)    without limitation of the other provisions of this Section 2, the Existing Guarantors hereby affirm their Guarantees and obligations under the Indenture.

SECTION 3. Governing Law; Twelfth Supplemental Indenture. This Twelfth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said State. The terms and conditions of this Twelfth Supplemental Indenture shall be, and be deemed to be, part of the terms and conditions of the Indenture for any and all purposes. Other than as amended and supplemented by this Twelfth Supplemental Indenture, the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, and the Eleventh Supplemental Indenture, is in all respects ratified and confirmed.

SECTION 4. Acceptance by Trustee. Subject to Section 7 hereof, the Trustee hereby accepts this Twelfth Supplemental Indenture and agrees to perform the same upon the terms and conditions set forth in the Indenture.

SECTION 5. Counterparts. This Twelfth Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

SECTION 6. Headings. The headings of this Twelfth Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 7. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company, the Existing Guarantors and the Additional Guarantor and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twelfth Supplemental Indenture, except as to its validity with respect to the Trustee.

SECTION 8. Separability. In case any one or more of the provisions contained in this Twelfth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not, to the fullest extent permitted by law, in any way be affected or impaired thereby.

[Signature Page Follows.]

    IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Supplemental Indenture to be duly executed, all as of the day and year first above written.

“Company”:
KB HOME
By: /s/ Jeff J. Kaminski
Name: Jeff J. Kaminski
Title: Executive Vice President and
Chief Financial Officer

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Corporate Secretary
“Existing Guarantors”:
KB HOME COASTAL INC., a California
corporation
By: /s/ Thad Johnson
    Name: Thad Johnson
    Title: Vice President and Treasurer

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Twelfth Supplemental Indenture]

KB HOME GREATER LOS ANGELES INC., a
California corporation
By: /s/ Thad Johnson
    Name: Thad Johnson
    Title: Vice President and Treasurer

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME SACRAMENTO INC., a
California corporation
By: /s/ Thad Johnson
    Name: Thad Johnson
    Title: Vice President and Treasurer

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Twelfth Supplemental Indenture]

KB HOME SOUTH BAY INC., a California
corporation
By: /s/ Thad Johnson
    Name: Thad Johnson
    Title: Vice President and Treasurer

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary
KB HOME RENO INC., a Nevada
corporation
By: /s/ Thad Johnson
    Name: Thad Johnson
    Title: Vice President and Treasurer

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Twelfth Supplemental Indenture]

KB HOME LAS VEGAS INC., a Nevada
corporation
By: /s/ Thad Johnson
    Name: Thad Johnson
    Title: Vice President and Treasurer

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary
KB HOME COLORADO INC., a Colorado
corporation
By: /s/ Thad Johnson
    Name: Thad Johnson
    Title: Vice President and Treasurer

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Twelfth Supplemental Indenture]

KB HOME LONE STAR INC., a Texas
corporation
By: /s/ Thad Johnson
    Name: Thad Johnson
    Title: Vice President and Treasurer

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KBSA, INC., a Texas corporation
By: /s/ Thad Johnson
    Name: Thad Johnson
    Title: Vice President and Treasurer

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary
[Signature Page – Twelfth Supplemental Indenture]

KB HOME PHOENIX INC., an Arizona
corporation
By: /s/ Thad Johnson
    Name: Thad Johnson
    Title: Vice President and Treasurer

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Twelfth Supplemental Indenture]

KB HOME FLORIDA LLC, a Delaware
limited liability company
By: /s/ William R. Hollinger
    Name: William R. Hollinger
    Title: Vice President and Assistant Secretary

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME FORT MYERS LLC, a
Delaware limited liability company

By: KB HOME FLORIDA LLC, a Delaware
limited liability company, its sole member
By: /s/ William R. Hollinger
    Name: William R. Hollinger
    Title: Vice President and Assistant Secretary

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary
[Signature Page – Twelfth Supplemental Indenture]

KB HOME TREASURE COAST LLC, a
Delaware limited liability company

By: KB HOME FLORIDA LLC, a Delaware
limited liability company, its sole member
By: /s/ William R. Hollinger
    Name: William R. Hollinger
    Title: Vice President and Assistant Secretary

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Twelfth Supplemental Indenture]

KB HOME JACKSONVILLE LLC, a
Delaware limited liability company

By: KB HOME FLORIDA LLC, a Delaware
limited liability company, its sole member
By: /s/ William R. Hollinger
    Name: William R. Hollinger
    Title: Vice President and Assistant Secretary

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary
KB HOME ORLANDO LLC, a
Delaware limited liability company

By: KB HOME FLORIDA LLC, a Delaware
limited liability company, its sole member
By: /s/ William R. Hollinger
    Name: William R. Hollinger
    Title: Vice President and Assistant Secretary

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page – Twelfth Supplemental Indenture]

KBHPNW LLC, a
Delaware limited liability company

By: KB HOME COLORADO INC., a Colorado
corporation, its sole member
By: /s/ William R. Hollinger
    Name: William R. Hollinger
    Title: Vice President, CFO and Assistant Secretary

Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary
[Signature Page – Twelfth Supplemental Indenture]

“Additional Guarantor”
KB HOME TUCSON INC., an Arizona
corporation
By: /s/ Thad Johnson
    Name: Thad Johnson
    Title: Vice President and Treasurer
Attest:
/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary
[Signature Page - Twelfth Supplemental Indenture]

“Trustee”:        REGIONS BANK,
as Trustee

By: /s/ Douglas R. Milner
    Name: Douglas R. Milner
    Title: Senior Vice President
Attest:
/s/ Colin Ramsey
Name: Colin Ramsey
Title: Vice President

[Signature Page - Twelfth Supplemental Indenture]